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                                                                    EXHIBIT 10.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-56058) and Registration Statements on Form S-8 (No. 333-7288, No. 333-7290, No. 33-64326, No. 33-95224, No. 33-71956, No.
333-42070, No. 333-42072, No. 333-84980 and No. 333-84982) of Royal Caribbean
Cruises Ltd. of our report dated January 25, 2002, except for Note 3 which is as of February 14, 2002, relating to the financial statements, which appears in this Form 20-F.



PricewaterhouseCoopers LLP


Miami, Florida
April 8, 2002